Exhibit 10.2

Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

FIRST AMENDMENT TO LEASE AGREEMENT

This FIRST AMENDMENT TO LEASE AGREEMENT (“this First Amendment”) is dated as of October 7, 2016 (“Effective Date”), by and between ARE-PA REGION NO. 7, LLC, a Delaware limited liability company, having an address at 385 E. Colorado Boulevard, Suite 299, Pasadena, California 91101 (“Landlord”), and ARBUTUS BIOPHARMA, INC., a Delaware corporation, having an address at 100-8900 Glenlyon Parkway, Burnaby, British Columbia, Canada V5J 5J8 (“Tenant”).

RECITALS

A.    Landlord and Tenant have entered into that certain Lease Agreement (“Lease”) dated as of August 9, 2016, wherein Landlord leased to Tenant certain premises containing approximately 35,155 rentable square feet (“Premises”) located at 701 Veterans Circle, Warminster, Pennsylvania 18974-3531 , as more particularly described in the Lease.

B.    Although the Lease indicated that the Commencement Date would occur on November 1, 2016, Tenant had the right to designate an earlier Commencement Date by sending Landlord an Early Commencement Date Notice.

C.    Tenant sent Landlord an Early Commencement Date Notice dated August 17, 2016 requesting that the Commencement Date occur on October 7, 2016.

D.    Section 3(a) of the Lease provides that if the Commencement Date does not occur on November 1, 2016 because of Tenant’s delivery of the Early Commencement Date Notice, the dates in the tables set forth in Section 3(a) and Section 4(a) would be revised to reflect the actual Commencement Date that occurs before November 1, 2016.

E.    Landlord and Tenant thus desire to amend the Lease to revise the tables set forth in Section 3(a) and Section 4(a) of the Lease.

AGREEMENT

Now, therefore, the parties hereto agree that the Lease is amended as follows:

1.Definitions; Recitals. Terms used in this First Amendment but not otherwise defined shall have the meanings set forth in the Lease. The Recitals form an integral part of this First Amendment and are hereby incorporated by reference.

2.Revision to Section 3(a) Table. The table setting forth the Base Rent in Section 3(a) of the Lease is hereby amended by deleting that table in its entirety and replacing it with the following table:

Time Period	Annual Rate Per Rentable Square Foot	Monthly Installment of Base Rent
10.7.16 to 10.31.17	$17.00	$49,803†
11.1.17 to 10.31.18	$[***]	$[***]
11.1.18 to 10.31.19	$[***]	$[***]
11.1.19 to 10.31.20	$[***]	$[***]
11.1.20 to 10.31.21	$[***]	$[***]
11.1.21 to 10.31.22	$[***]	$[***]
11.1.22 to 10.31.23	$[***]	$[***]
11.1.23 to 10.31.24	$[***]	$[***]
11.1.24 to 10.31.25	$[***]	$[***]
11.1.25 to 10.31.26	$[***]	$[***]
11.1.26 to 04.30.27	$22.85	$66,931

† subject to the Base Rent Abatement set forth in Section 4(a) of the Lease.

3.Revision to Section 4(a) Table. The table setting forth the Base Rent Abatement in Section 4(a) of the Lease is hereby amended by deleting that table in its entirety and replacing it with the following table:

Time Period
10.7.16 to 4.30.17	3.1.23 to 4.30.23
2.1.18 to 4.30.18	3.1.24 to 4.30.24
3.1.19 to 4.30.19	3.1.25 to 4.30.25
3.1.20 to 4.30.20	3.1.26 to 4.30.26
3.1.21 to 4.30.21	3.1.27 to 4.30.27
3.1.22 to 4.30.22

4.	Miscellaneous.

4.1    Entire Agreement. The Lease, as amended by this First Amendment, is the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior and contemporaneous oral and written agreements and discussions. The Lease, as so amended by this First Amendment, may be amended only by an agreement in writing, signed by the parties hereto.

4.2    Binding Effect. This First Amendment is binding upon and shall inure to the benefit of the parties hereto, their respective agents, employees, members, representatives, officers, directors, divisions, subsidiaries, affiliates, assigns, heirs, successors in interest and shareholders.

4.3    Counterparts. This First Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which when taken together shall constitute one and the same instrument. The signature page of any counterpart may be detached therefrom without impairing the legal effect of the signature(s) thereon provided such signature page is attached to any other counterpart identical thereto except having additional signature pages executed by other parties to this First Amendment attached thereto.

4.4    Broker. Landlord and Tenant each represents and warrants that it has not dealt with any broker, agent or other person (collectively, “Broker”) in connection with this transaction and that no Broker brought about this transaction. Landlord and Tenant each hereby agree to indemnify and hold the other harmless from and against any claims by any Broker claiming a commission or other form of compensation by virtue of having dealt with Tenant or Landlord, as applicable, with regard to this First Amendment.

4.5    Ratification; Conflicts. Except as amended and/or modified by this First Amendment, the Lease is hereby ratified and confirmed and all other terms of the Lease shall remain in full force and effect, unaltered and unchanged by this First Amendment. In the event of any conflict between the provisions of this First Amendment and the provisions of the Lease, the provisions of this First Amendment shall prevail. Regardless of whether specifically amended by this First Amendment, all of the terms and provisions of the Lease are hereby amended to the extent necessary to give effect to the purpose and intent of this First Amendment.

4.6    Non-Disclosure of Terms. Tenant acknowledges and agrees that the terms of the Lease are confidential and constitute proprietary information of Landlord. Disclosure of such terms could adversely affect the ability of Landlord and its affiliates to negotiate, manage, and administer other leases and impair Landlord’s relationship with other tenants. Accordingly, as a material inducement for Landlord to enter into this First Amendment, Tenant, on behalf of itself and its partners, managers, members, officers, directors, employees, agents, and attorneys, agrees that it shall not intentionally and voluntarily disclose the terms and conditions of the Lease to any publication or other media or any tenant or apparent prospective tenant of the Building or other portion of the Project, or real estate agent or broker, either directly or indirectly.

[SIGNATURES APPEAR ON NEXT PAGE]
IN WITNESS WHEREOF, the parties hereto have executed this First Amendment under seal as of the day and year first above written.

TENANT:

ARBUTUS BIOPHARMA, INC.,
a Delaware corporation

By: /s/ Bruce Cousins (SEAL)
Name: Bruce Cousins
Title: EVP and Chief Financial Officer

LANDLORD:

ARE-PA REGION NO. 7, LLC,
a Delaware limited liability company

By:	ALEXANDRIA REAL ESTATE EQUITIES, L.P.,
a Delaware limited partnership,
managing member

By:	ARE-QRS CORP.,
a Maryland corporation,
general partner

By: /s/ Jennifer Banks (SEAL)
Name: Jennifer Banks
Title: EVP, General Counsel

JOINDER AND CONSENT BY GUARANTOR

THIS JOINDER AND CONSENT OF THE GUARANTOR (“this Joinder”) is made this 7th day of October, 2016, by ARBUTUS BIOPHARMA CORPORATION, a corporation organized under the laws of British Columbia, Canada (“Guarantor”). Guarantor is party to the certain Guaranty of Lease dated as of August 9, 2016 (“Guaranty”) whereby Guarantor has guaranteed to Landlord the payment and performance of certain obligations of Tenant under that certain Lease Agreement (“Original Lease”) dated as of August 9, 2016, as amended by a First Amendment to Lease Agreement of even date herewith (“First Amendment”; together with the Original Lease, the “Lease”), between Landlord and Tenant. Guarantor hereby joins in the First Amendment for the express purpose of acknowledging and consenting to the terms of the First Amendment and ratifying and confirming its obligations under the Guaranty.

IN WITNESS WHEREOF, Guarantor has executed and delivered this Joinder and Consent of the Guarantor under its seal as of the day and year first written above.

Guarantor:
ARBUTUS BIOPHARMA CORPORATION,
a corporation organized under the laws of British Columbia, Canada

By: /s/ Bruce Cousins (SEAL)
Name: Bruce Cousins
Title: EVP and Chief Financial Officer